Exhibit 7.01

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act, as amended, the undersigned hereby agree to the joint filing on behalf of each of them on a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Granite Broadcasting Corp. and that this Agreement be included as an Exhibit to such joint filing.

      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 11th day of February, 1998.

                               SANDLER ASSOCIATES

                             By: /s/ Andrew Sandler
                                 ----------------------------------
                                 Name: Andrew Sandler
                                 Title:   General Partner

                                     /s/ Michael J. Marocco
                                     ------------------------------
                                     Michael J. Marocco

                                     /s/ John Kornreich
                                     ------------------------------
                                     John Kornreich

                                     /s/ Harvey Sandler
                                     ------------------------------
                                     Harvey Sandler

                                     /s/ Andrew Sandler
                                     ------------------------------
                                     Andrew Sandler


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






                           SANDLER CAPITAL MANAGEMENT

                                  By: ARH Corp.

                                       By: /s/ Edward Grinacoff
                                           -------------------------------
                                           Name: Edward Grinacoff
                                           Title: Secretary and Treasurer

                                J.K. MEDIA, L.P.

                                       By:  /s/ John Kornreich
                                           -------------------------------
                                           Name: John Kornreich
                                           Title: General Partner

ATTENTION: INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL VIOLATIONS (SEE 18 U.S.C. 1001).


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